Prospectus Supplement                                             218183 9/04
dated September 14, 2004 to:

PUTNAM DISCOVERY GROWTH FUND

Prospectuses dated April 30, 2004

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

Investment management teams. Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Growth and Small and Emerging Growth Teams are responsible for the day-to-day management of the fund. The names of all team members can be found at www.putnaminvestments.com

The third paragraph and table under the heading "Who manages the fund?" are replaced with the following:

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

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Portfolio leader              Since    Experience
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Richard B. Weed               2004     2000 - Present       Putnam Management
                                       Prior to Dec. 2000   State Street Global
                                                            Advisors
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Portfolio member              Since    Experience
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David J. Santos               2002     1986 - Present       Putnam Management
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